                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 18, 1996


                     WPS Receivables Corporation on behalf
               of the WestPoint Stevens Receivables Master Trust
            (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
         -------------------------------------------------------------
             (Exact name of registrant as specified on its charter)



      Delaware                33-76956                     58-2080658
------------------     --------------------------         --------------
(State or other         (Commission File No.)           (I.R.S. Employer
jurisdiction of                                        Identification No.)
incorporation or
organization)



  507 West 10th Street, West Point, Georgia                 31833
---------------------------------------------            -------------
  (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:     (706) 645-4248
                                                    -------------------


                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.          Other Events.

                 The Registrant is filing the exhibit listed in Item 7 below.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 7.1      Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series
                 1994-1 with respect to the October 18, 1996 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.


                                        WESTPOINT STEVENS RECEIVABLES
                                           MASTER TRUST

                                        By:  WPS RECEIVABLES CORPORATION,
                                           as Depositor



                                        By: /s/ Craig J. Berlin
                                            ---------------------
                                            Craig J. Berlin
                                            President


Date: October 18, 1996

                                  EXHIBIT LIST



Exhibit
-------

  7.1            Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series
                 1994-1 with respect to the October 18, 1996 Distribution Date

                                                                  EXHIBIT 7.1




===================================================================================================================================
A.  MONTHLY RECEIVABLES ACTIVITY
                                                                 Home Fashions         Alamac                          Total
                                                                 -------------         ------                          -----
1.  BEGINNING MONTHLY RECEIVABLES BALANCE                                                                           249,603,440.08

2.  Plus: Invoices                                                 123,352,741.83      16,464,067.72                139,816,809.55

3.  Less: Cash Collections                                                                                         (131,376,322.05)

4a. Less: Cash Discounts                                              (352,354.20)            (90.52)                  (352,444.72)
4b. Less: Returns & Allowances                                      (1,661,226.08)       (317,145.96)                (1,978,372.04)
4c. Less: Other Credits                                               (121,139.25)          6,374.24                   (114,765.01)
          ---------------------------                              --------------      -------------               ---------------
4d.       Total Dilution                                            (2,134,719.53)       (310,862.24)                (2,445,581.77)

5.  Less: Advertising Credits                                       (2,625,450.49)              0.00                 (2,625,450.49)

6.  Less: Net Write-Offs                                              (260,482.19)              0.00                   (260,482.19)

7.  Less: Miscellaneous                                                                                                 123,827.74
                                                                                                                   ---------------
8.  ENDING MONTHLY RECEIVABLES BALANCE                                                                              252,836,240.87
                                                                                                                   ===============
----------------------------------------------------------------------------------------------------------------------------------



              B.  TURNOVER DAYS

----------------------------------------------------------------------------------------------------------------------------------
1.  Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )
                                                                                       Home Fashions        Alamac
(a).Aggregate Receivables Balance as of beginning of immediately preceding            214,985,074.31      34,618,365.77
       Calculation Period
(b).Aggregate Receivables Balance as of most recent Cut-Off Date                      216,191,172.92      36,645,067.95
(c).Aggregate Receivables generated during preceding Calculation Period               123,352,741.83      16,464,067.72
        (see A.2)
                                                                                      --------------      -------------
2.  TURNOVER DAYS (TD)                                                                         52.40              64.90
                                                                                      --------------      -------------
                                                                                                          -------------
3.  COMBINED TURNOVER DAYS                                                                                        53.90
                                                                                                          -------------
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
C.  INVESTOR CERTIFICATES AND  PURCHASED INTERESTS

1.  Investor Invested Amount (as of most recent Cut-Off Date):         3.  Investor Invested Amount on the date of
                                                                            issuance (Series 1994-1 Certificates) :
    Investor Revolving Certificates                    8,000,000.00
    Class A Fixed Principal Certificates             115,000,000.00        Class A Fixed Principal Certificates     115,000,000.00
    Class B Fixed Principal Certificates              18,000,000.00        Class B Fixed Principal Certificates      18,000,000.00
    Purchased Interests                                        0.00
                                                     --------------                                                 --------------
    Investor Invested Amount                         141,000,000.00        Investor Invested Amount                 133,000,000.00
                                                     ==============                                                 ==============

2.  Interest Rates (as of most recent Cut-Off Date):                   4.  Amount on deposit in Principle Funding Account
                                                                            (as of most recent Cut-Off Date):
    Investor Revolv. Cert.                                     5.88%
    Class A Fixed Principal Certificates                       5.71%       Principle Funding Account Balance                  0.00
    Class B Fixed Principal Certificates                       6.01%                                                ==============
    Purchased Interests                                        0.00%   5.  WPS Revolving Certificate Amount
                                                     --------------
    Weighted Avg. Interest Rate                                5.76%        (as of most recent Cut-Off Date):
                                                     ==============
                                                                            WPS Revolving Certificate Amount            469,575.23
                                                                                                                    ==============
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         page 2
===============================================================================================================================
D.  LOSS RESERVE RATIOS

I.  CLASS B
        Loss Reserve Ratio    =              2.0    x     a     x    ( b  /  c )    x     d
        where:
        (a) highest 3-mon. average over the past 12 months of the "Aged
            Receivables Ratio" ending on most recent Cut-Off Date (see Schedule A)                                     0.60%
        (b) sum of total Receivables generated over past 4 months (see Schedule A)                           581,476,351.10
        (c) Balance of Eligible Receivables at most recent Cut-Off Date
              (see Daily Report for most recent Cut-Off Date)                                                210,586,130.88
        (d) "Payment Term Variable" (see below)                                                                       1.000

            Payment Term Variable, calculated with respect to each division, shall equal
            (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are
            50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days.
            (also see Definitions.)

                                                                                                             --------------
1.  LOSS RESERVE RATIO   (Class B only)                                                                                3.31%
                                                                                                             --------------


II.  CLASS A

    Loss Reserve Ratio    =              2.5    x     a     x    ( b  /  c )    x     d
    where: (a), (b), (c) and (d) are defined and provided above.
                                                                                                             --------------
2.  LOSS RESERVE RATIO (Class A only)                                                                                  4.14%
                                                                                                             --------------
----------------------------------------------------------------------------------------------------------------------------------

E.  DILUTION RESERVE RATIOS

----------------------------------------------------------------------------------------------------------------------------------
I.  CLASS B

        Dilution Reserve Ratio =               [ (  2.0  x  a )    +   ( (  b  -   a  )   x    (  b  /  a  ) ) ]   x   ( c  /  d )

        (a) average of "Dilution Ratios" over the past 12 months (see Schedule B)                                      2.50%
        (b) highest 2-month "Dilution Ratio" over the past 12 months (see Schedule B)                                  3.19%
        (c) total sales over the past 2 months (see Schedule B)                                              290,556,910.03
        (d) Balance of Eligible Receivables at most recent Cut-Off Date (see D.1(c))                         210,586,130.88

                                                                                                             --------------
1.  DILUTION RESERVE RATIO (Class B only)                                                                              8.10%
                                                                                                             --------------

II.  CLASS A

        Dilution Reserve Ratio =    [ ( 2.5 x  a)   +   ( ( b   -   a )     x    (b  / a) )   ]   x   ( c  /  d )
        where: (a), (b), (c) and (d) are defined and provided above.

                                                                                                             --------------
2.  DILUTION RESERVE RATIO (Class A only)                                                                              9.83%
                                                                                                             --------------
----------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                                          page 3

F. APPLICABLE RESERVE RATIO

1.  Minimum Required Reserve Ratio                                                                                 14.00%      (1)
2.  Sum of Required Reserve Ratios (for Class B):
        Loss Reserve Ratio (see D.1)                                                                                3.31%
        Dilution Reserve Ratio (see E.1)                                                                            8.10%
                                                                                                                   11.41%      (2)

3.  10% plus the product of (i) and (ii) where:                                                                    10.00%
    (i) average of "Dilution Ratios" over last 12 mos. (see E.1(a))                                                 2.50%
    multiplied by:
    (ii)      Invoices generated over latest 2 months                     =       290,556,910.03=
         -------------------------------------------------                      ------------------
                 Unpaid Balance of Receivables                                    252,836,240.87                    1.15
                                                                                                                   -----
                                                                                                                   12.87%      (3)


4.  APPLICABLE RESERVE RATIO   *                                                                                   14.00%


* The Applicable Reserve Ratio shall equal the greater of (1) the Minimum Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and (3) the factor calculated in F.3.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
G.  DISCOUNT RATE RESERVE
     ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT;
          HOWEVER, THE FOLLOWING INFORMATION IS USED IN THAT CALCULATION. ***

1.  Carrying Costs estimated to accrue over the next Calculation Period                                    1,153,000.00
    (excluding interest on the WPS Finco Note)
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
H.  GENERAL INFORMATION

1.  Servicer's Fee for the most recent Calculation Period                                                    338,547.76
                                                                                                       ================


2.  Trustee's Fee for the most recent Calculation Period                                                       1,416.67
                                                                                                       ================


3.  Accumulated amount paid to the Sellers for reinvestment in new Receivables
    during the revolving period for Series 1994-1 Certificates (inception to liquidation)              4,344,451,362.20
                                                                                                       ================
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          page 4
================================================================================================================================
I.  LOSS TO LIQUIDATION RATIO

1.  Receivables (net of recoveries) that were written off as uncollectible (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
    ----------------------------------------------------------------------------------

                                                                     Home Fashions               Alamac            Total
                                                                     -------------               ------            -----
        Preceding Calculation Period (see A.6)                            260,482.19               0.00               260,482.19
        2nd Preceding Calculation Period                                        0.00               0.00                     0.00
        3rd Preceding Calculation Period                                   34,978.98             221.00                35,199.98

2.  Total Cash Collections
    ------------------------------------
        Preceding Calculation Period (see A.3)                        117,232,644.65      14,143,677.40           131,376,322.05
        2nd Preceding Calculation Period                              106,519,111.17      15,700,370.00           122,219,481.17
        3rd Preceding Calculation Period                              125,842,459.80      21,831,812.53           147,674,272.33


4.  Loss to Liquidation Ratio =    [ 3 months total of (1) ]   /   [ 3 months total of (2) ]
                                                                      --------------      -------------           --------------
    LOSS TO LIQUIDATION RATIO  =                                                0.08%              0.00%                    0.07%
                                                                      --------------      -------------           --------------
--------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------------------------
J.  LIQUIDATION EVENTS and PAYOUT EVENTS

                                                                                                      Number of
1.  Portfolio-Based Liquidation Events (see 9.01 of PSA):                                           Business Days    Triggered?

 A. The calculated amount of (i) the difference of (a) sum of the Certificate Calculation Amount           5.00         NO
    plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.  Portfolio-Based Payout Events (see Series Supplements):                                                Trigger Percentage
                                                                                                           ------------------

 A. (Class A Reserves - funds in Special Reserve Acct)         >     Trigger Percentage     40%, if WestPoint Receivables make up
    --------------------------------------------------------                                  90% or more of Net Elig. Receivables
                 Net Eligible Receivables                                                   35%, on any other day
                                                                                                                        NO
 B. For the last Business Day of any three consecutive Calculation Periods:

                    (Amt of funds in Equalization Acct and Set Aside Acct)                    >          35%   -----    NO
    ---------------------------------------------------------------------------
     Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)

3.  Other Liquidation Events:
                             -------------
        Triggered ?                NO
                             -------------
        If yes, explain below.



4.  Servicer Defaults (see Section 10.01 of the Pooling and Servicing
    Agreement)
                             -------------
        Triggered ?                NO
                             -------------
        If yes, explain below.
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            page 5
==================================================================================================================================
 K.  DISCOUNT RATE

 1.  Discount Rate  =    12    x    a    /    b

 (a) Carrying Costs accrued during the most recent Calculation Period                                    1,214,000.00
         (including WPS Finco Note interest)
 (b) Aggregate Unpaid Balance of all Receivables as of the most recent                                 252,836,240.87
     Cut-off Date  (see A.8)
                                                                                                       --------------
 2.  DISCOUNT RATE                                                                                               5.76%
                                                                                                       --------------
-----------------------------------------------------------------------------------------------------------------------------------




L.  PURCHASE PRICE PERCENTAGE                  (See Section 2.2 of RPA)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Home Fashions        Alamac
                                                                                  -------------        ------
1.  Turnover Days (TD)   (see B.2)                                                  52.40              64.90

2.  Profit Discount                                                                  0.20%              0.20%

3.  Purchase Discount Reserve Ratio  (PDRR)

    PDRR   ( TD / 360  x  Discount Rate )  +  Profit Discount   =                    1.04%              1.24%

4.  Loss to Liquidation Ratio  (LLR)     (see I.4)                                   0.08%              0.00%

5.  Purchase Price Percentage  (PPP)

    PPP 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                 98.88%             98.76%
                                                                                    -----              -----
6.  PURCHASE PRICE PERCENTAGE                                                       98.88%             98.76%
                                                                                    -----              -----
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.  Total amount distributed in the preceding Calculation Period                            $ AMOUNT       INTEREST RATE
                                                                                            --------       -------------
        (A)   Class A Certificateholders                                                     546,968.75         N/A
        (B)   Class B Certificateholders                                                      90,112.50         N/A
        (C)   Investor Revolving Certificateholders (non-use fees not incl)                        0.00         N/A

2.  Total amount allocable to Interest and Interest Rate

        (A)   Class A Certificateholders                                                     546,968.75             5.7700%
        (B)   Class B Certificateholders                                                      90,112.50             6.0700%
        (C)   Investor Revolving Certificateholders (non-use fees not incl)                        0.00             0.0000%

3.  Total amount allocable to Principle

        (A)   Class A Certificateholders                                                           0.00         N/A
        (B)   Class B Certificateholders                                                           0.00         N/A
        (C)   Investor Revolving Certificateholders                                                0.00         N/A
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                             page 6
===================================================================================================================================
N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD
                                                                                   Dollar Amount       % Ending Rec Bal
                                                                                   -------------       ----------------
1.  Delinquent  1 -  30 days                                                       13,078,252.12               5.17%
    Delinquent 31 -  60 days                                                        3,816,058.88               1.51%
    Delinquent 61 -  90 days                                                          458,899.46               0.18%
    Delinquent 91 - 120 days                                                          377,741.61               0.15%
    Delinquent over 120 days                                                        1,173,934.91               0.46%
                                                                                   -------------          ---------
    Total Delinquent Balance                                                       18,904,886.98               7.48%

2.  Ending Monthly Receivables Balance  (see A.8)                252,836,240.87
-----------------------------------------------------------------------------------------------------------------------------------



===================================================================================================================================
AGED RECEIVABLES RATIO                                                                                                  Schedule A
                                                             91 to
                                                            120 days
                                                            past due                   Sales
                                                            --------                   -----
              Preceding Cut-Off Date                        377,741.61             139,816,809.55
              2nd Prec. Cut-Off Date                        264,131.94             150,740,100.48
              3rd Prec. Cut-Off Date                        313,721.29             155,240,862.90
              4th Prec. Cut-Off Date                        686,024.07             135,678,578.17
              5th Prec. Cut-Off Date                        317,941.46             121,499,827.00


Aged Receivables Ratio    =           Rec. 91 to 120 days past due as of Prec Calc Pd
                                      plus write-offs per Aged Receiv. Ratio definition*            =               377,741.61
                                      ---------------------------------------------------                       --------------
                                      Sales in month 4 mos. prior                                               121,499,827.00
                                      ---------
                           =               0.31%
                                      ---------
*  see "Definitions" for further explanation

Aged Receivables Ratio:
-----------------------
Preceding Calculation Period (from above)                                                                            0.31%
2nd Preceding Calculation Period (from preceding Settlement Statement)                                               0.18%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                                           0.26%

Preceding month's 3-month average of Aged Receivables Ratio                                                          0.25%
 2nd preceding month's  3-month average of Aged Receivables Ratio                                                    0.34%
 3rd                    "                                                                                            0.36%
 4th                    "                                                                                            0.43%
 5th                    "                                                                                            0.31%
 6th                    "                                                                                            0.34%
 7th                    "                                                                                            0.27%
 8th                    "                                                                                            0.29%
 9th                    "                                                                                            0.21%
 10th                   "                                                                                            0.22%
 11th                   "                                                                                            0.60%
 12th                   "                                                                                            0.58%
                                                                                                                ---------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                          0.60%
                                                                                                                ---------
-----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
DILUTION RATIO                                                                                                         Schedule B

    Dilution Ratio   =                  Total Dilution in Calculation Period
                                      --------------------------------------------
                                      Sales in month two Calculation Periods prior                                     2-mon. avg
                                                                                                                        of the
                                        Dilution                           Sales                   Dilution Ratio    Dilution Ratio
                                        --------                           -----                   --------------    --------------

Preceding Cut-Off Date              2,445,581.77                       139,816,809.55                     1.58%            1.85%
2nd Prec. Cut-Off Date              2,926,509.01                       150,740,100.48                     2.16%            2.39%
3rd Prec. Cut-Off Date              3,217,459.28                       155,240,862.90                     2.65%            2.53%
4th Prec. Cut-Off Date              3,536,487.28                       135,678,578.17                     2.44%            2.39%
5th Prec. Cut-Off Date              2,791,631.38                       121,499,827.00                     2.33%            2.63%
6th Prec. Cut-Off Date              3,537,197.81                       145,207,903.51                     2.91%            2.67%
7th Prec. Cut-Off Date              3,094,301.11                       119,648,074.96                     2.44%            2.84%
8th Prec. Cut-Off Date              3,893,519.45                       121,377,709.60                     3.27%            3.19%
9th Prec. Cut-Off Date              3,694,621.39                       126,806,177.55                     3.11%            2.29%
10th Prec. Cut-Off Date             2,717,124.29                       119,227,257.18                     1.69%            1.86%
11th Prec. Cut-Off Date             3,022,987.70                       118,907,188.29                     2.05%            2.69%
12th Prec. Cut-Off Date             4,790,533.16                       160,926,640.46                     3.35%            2.70%
13th Prec. Cut-Off Date             3,048,143.01                       147,526,367.79
14th Prec. Cut-Off Date             2,789,108.29                       142,809,463.94
15th Prec. Cut-Off Date             4,678,666.79                       147,167,425.33
16th Prec. Cut-Off Date             2,532,939.28                       131,189,368.25
                                                                                                     ---------
AVERAGE OVER PAST 12 MONTHS                                                                               2.50%
                                                                                                     ---------
                                                                                                                       --------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                                3.19%
                                                                                                                       --------
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         page 8
===============================================================================================================================
AVAILABLE SUBORDINATION AMOUNT     (calculate during Liquidation Period)                                             Schedule C

A.  On Liquidation Commencement Date

1.  Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day        0.00
2.  Less: Certificate Calculation Amount as of next preceding Business Day                           0.00
3.  Less: PI Calculation Amount as of next preceding Business Day                                    0.00
4.  Plus: Balance of deposit in Equalization Account at end of next preceding Business Day           0.00
5.  Less: Discount Rate Reserve as of next preceding Business Day                                    0.00
                                                                                               ----------
6.  AVAILABLE SUBORDINATION AMOUNT                                                                   0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.  Available Subordination Amount as calculated on next preceding Settlement Date                   0.00
2.  Less: Charge-off Amount (if positive) for most recently ended Calculation Period                 0.00
3.  Plus: Net Recoveries (if positive) for most recently ended Calculation Period                    0.00
                                                                                               ----------
4.  AVAILABLE SUBORDINATION AMOUNT                                                                   0.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
ALLOCABLE CHARGED-OFF AMOUNT    (calculate during Liquidation Period)                                                Schedule D
A.  If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B.  On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
    Allocable Charged-off Amount equals (1) minus (2), if positive:

    1.  Charged-off Amount for most recently ended Calculation Period                                0.00
    2.  Available Subordination Amount as of next preceding Settlement Date                          0.00
                                                                                               ----------
                        Allocable Charged-off Amount                                                 0.00

C.  On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
     Charged-off Amount (if positive) for the most recently ended Calculation Period.

Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                          0.00
    2. Allocable Charged-off Amount                        0.00
    3. WPSF allocation (1) x (2)                     ----------
                                                                       ------>>                                                0.00

Second, to the Investor Certificates and Purchased Interests:

    (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective Class Allocation   0.00
       Percentages, until their respective Class Invested Amounts and PI Invested Amounts have been reduced to 0

    (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation Percentages, 0.00 until their respective Class Invested Amounts have been reduced to 0.
                                                                                                                         ----------
                                                                                                                               0.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            page 9
==================================================================================================================================
NET RECOVERIES    (calculate during Liquidation Period)                                                            Schedule E

 A.  If Available Subordination Amount is greater than zero, the allocable Net
                             Recoveries equals 0.

 B. Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor
       Certificates outstanding Purchased Interests and the WPSF
       Revolving Certificate as follows:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                        0.00
    2. Total Net Recoveries                              0.00
                                                   ----------
    3. WPSF allocation (1) x (2)                                       ------>>                                                0.00

Second, to the Investor Certificates and Purchased Interests:
    (i) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation               0.00
        Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested
        Amounts on account of Allocable Charged-Off Amounts have been reinstated

    (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective                   0.00
         Class Allocation Percentages, until all previous reductions to their respective Class Invested Amounts
         and PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated                        ----------
                                                                                                                               0.00
-----------------------------------------------------------------------------------------------------------------------------------

                      INFORMATION FOR SETTLEMENT STATEMENT

                                  OCTOBER 1996


G(1).   ESTIMATED CARRYING COSTS TO ACCRUE: 9/29-11/2 35 days
                                            -----------------


INTEREST:  /360         # DAYS            INT RATE         CERT. AMOUNT                   CALC. INTEREST
                                                                                          --------------
             360            19              5.7075%      115,000,000.00      9/29-10/17       346,413.54
             360            19              6.0075%       18,000,000.00      9/29-10/17        57,071.25
             360            16              5.7075%      115,000,000.00      10/18-11/2       291,716.67
             360            16              6.0075%       18,000,000.00      10/18-11/2        48,060.00
             360            23              5.7500%        8,000,000.00     10/10-11/12        29,388.89
             360                                                                                    0.00
             360                                                                                    0.00
             360                                                                                    0.00
                                                                                              ----------
                                                                                              772,650.35

NON-USE: /360           # DAYS            INT RATE              UNUSED AMT.                  CALC. FEE
                                                                                            -----------

             360            35              0.3000%           19,000,000.00    9/29-11/2        5,541.67
                                                                             ------------
             360                                                                                    0.00
             360                                                                                    0.00
             360                                                                                    0.00
             360                                                                                    0.00
             360                                                                                    0.00
             360                                                                                    0.00
             360                                                                                    0.00
                                                                                                --------
                                                                                                5,541.67


CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF
   PRECEDING CALC PERIOD DIVIDED BY 12)

                                 ENDING A/R                CALC. FEE
                               ---------------           -------------

      2.00%           12        224,913,410.95              374,855.68



TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE
                                                          ------------
  (ROUNDED TO 000)              PLUS SERVICE FEE)         1,153,000.00
                                                          ------------


                      INFORMATION FOR SETTLEMENT STATEMENT

                                  OCTOBER 1996

I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                       H. FASHIONS            ALAMAC            TOTAL
                     ---------------     ----------------  ---------------
BEGINNING A/R         214,985,074.31       34,618,365.77    249,603,440.08
SALES                 123,352,741.83       16,464,067.72    139,816,809.55
                     -----------------------------------
COLLECTIONS**        (117,232,644.65)     (14,143,677.40)  (131,376,322.05)
                     -----------------------------------
DILUTION               (2,134,719.53)        (310,862.24)    (2,445,581.77)
ADVERTISING            (2,625,450.49)               0.00     (2,625,450.49)
WRITE-OFFS               (260,482.19)               0.00       (260,482.19)
MISC.*                    106,653.64           17,174.10        123,827.74
---------------      ---------------     ---------------   ---------------
ENDING A/R            216,191,172.92       36,645,067.95    252,836,240.87


                     OK                  OK                OK

*   SPLIT BETWEEN H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE


K(1)(A). CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED: (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

         INTEREST                                        619,414.72
         NON-USE FEE                                       5,033.33
         SERVICE FEE                                     338,547.76
         FINCO NOTE INTEREST                             251,176.47
         -------------------                           ------------
         TOTAL (ROUNDED TO 000)                        1,214,000.00
                                                       ------------

                  A/R BALANCE BY TERMS TYPE                          / 9/28/96 /

                                                             A/R AMOUNT
                                  -----------------------------------------------------------------
    DIVISION                          30 DAYS         60 DAYS          OTHER             TOTAL
                                  -----------------------------------------------------------------
ALAMAC                               499,487.65    36,294,094.62     (148,514.32)    36,645,067.95

% TO TOTAL                                 1.36%          99.04%           -0.41%


HOME FASHIONS                     181,650,874.21   32,313,251.68     2,227,047.03   216,191,172.92

% TO TOTAL                                84.02%          14.95%            1.03%


TOTAL                             182,150,361.86   68,607,346.30     2,078,532.71   252,836,240.87

% TO TOTAL                                72.04%          27.14%            0.82%


                WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

30 DAYS         % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                                   21.86
60 DAYS         % TO TOTAL FOR 60 DAYS TIMES 60                                              16.28
                                                                                    --------------

TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                         38.14
                                                                                    ==============


                           PAYMENT TERM VARIABLE
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                                   / 1.00 /
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375






        ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE




                                                              OVERDUE POSITION
     TOTAL        ------------------------------------------------------------------------------------------------
  RECEIVABLE        TOTAL          TO 30 DAYS      31 - 60 DAYS   61 - 90 DAYS    91 - 120 DAYS   OVER 120 DAYS
                  ------------------------------------------------------------------------------------------------

 213,863,661.42   16,898,484.77      12,410,271.73  3,301,837.72       382,277.87     303,607.32       500,490.13
  36,645,067.95    1,225,280.85         307,080.31    134,900.67        70,185.66      48,871.50       664,242.71
   2,327,511.50      781,121.36         360,900.08    379,320.49         6,435.93      25,262.79         9,202.07
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 252,836,240.87   18,904,886.98      13,078,252.12  3,816,058.88       458,899.46     377,741.61     1,173,934.91
------------------------------------------------------------------------------------------------------------------

                        [WESTPOINT STEVENS LETTERHEAD]

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer                                           October 15, 1996


        To:     Chemical Bank
                The First National Bank of Chicago
                WPS Receivables Corporation
                Standard & Poor's Ratings Group
                Moody's Investor Services

                WESTPOINT STEVENS INC.  (the "Servicer") hereby certifies that:

                1.  This Certificate is being delivered pursuant to Section
        3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

                2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

                IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of October, 1996.

                                        WESTPOINT STEVENS INC.

                                        By:/s/Craig J. Berlin
                                           ----------------------
                                           Craig J. Berlin
                                           Corporate Credit Director
                                           Senior Credit Officer


        CJB/zkp

   400 WEST 10TH STREET, POST OFFICE BOX 71, WEST POINT, GEORGIA 31833
                      AREA 706 645-4248 - FAX 706 645-4885